EXHIBIT 99.1

NEWS RELEASE

For More Information Contact:	For Release - April 19, 2006
J. Downey Bridgwater, Chairman, President & Chief Executive Officer, (713) 507-2670
Stephen C. Raffaele, Executive Vice President & Chief Financial Officer, (713) 507-7408

STERLING BANCSHARES REPORTS FIRST QUARTER 2006 EARNINGS
Net Income of $10.0 Million or $0.22 per share

HOUSTON, TX, April 19, 2006 – Sterling Bancshares, Inc. (NASDAQ: SBIB) today reported net income of $10.0 million or $0.22 per diluted share for the first quarter ended March 31, 2006, a 29% increase when compared to the $7.8 million, or $0.17 per diluted share earned for the first quarter of 2005.

“We experienced very good deposit generation in the first quarter.  Our results reflect improvements in asset quality and our net interest margin,” commented J. Downey Bridgwater, Sterling’s Chairman, President and Chief Executive Officer.  “In the first quarter, we continued to invest in our Company’s future growth consistent with our strategic plan.  As part of this strategy, we added new technologies, new products for our customers and key banking professionals having broad banking and product knowledge.”

Period-end total loans increased $59 million during the first quarter to $2.8 billion at March 31, 2006, up 2.2% on a linked quarter basis and up $312 million or 12.7% since March 31, 2005.  Average loans were $2.7 billion for the first quarter of 2006, up 1.1% on a linked-quarter basis and up 15.1% from the first quarter of 2005.

Period-end total deposits increased $122 million to $3.0 billion at March 31, 2006, up 4.3% on a linked quarter basis and up $466 million or 18.7% since March 31, 2005.  The Company’s interest-bearing deposits and certificates of deposits increased $136 million or 7.6% during the first quarter of 2006.  Noninterest-bearing deposits represented 35% of total deposits at March 31, 2006.  Average total deposits for the first quarter of 2006 were up $52 million or 1.8% linked-quarter and up $382 million or 15.5% from the first quarter of 2005.

Net interest income for the first quarter of 2006 was $40.7 million, down $216 thousand linked-quarter.  This decrease resulted from the first quarter of 2006 having two less days than the fourth quarter of 2005, which offset the favorable impact of higher earning asset volumes and a seven basis point improvement in the Company’s net interest margin.  The net interest margin increased to 4.88% for the first quarter of 2006 compared to 4.81% for the fourth quarter of 2005.  The increase in net interest margin was driven, in large part, by higher deposit balances that were used to fund interest-earning asset growth and reduce short-term borrowings during the first quarter.  The Company’s net interest margin continues to benefit from the gradual increases in short-term interest rates.  The expansion of the net interest margin has been partially offset by a flatter interest rate yield curve and higher rates paid on borrowings and deposits.

The Company’s provision for credit losses totaled $1.3 million in the first quarter of 2006, a decrease of $1.9 million as compared with the fourth quarter of 2005.   This decrease was due to a favorable improvement in the Company’s net charge-offs.  Net charge-offs for the first quarter of 2006 were 0.24% annualized of average total loans compared with 0.44% annualized for the fourth quarter of 2005.  Nonperforming loans at March 31, 2006 decreased $2.6 million or 12%

Sterling Bancshares, Inc., News Release
April 19, 2006

linked-quarter to $19.2 million.  The allowance for loan losses at March 31, 2006 was $31.1 million and represented 1.13% of total period-end loans, down from 1.16% at December 31, 2005.

Noninterest income was $6.5 million in the first quarter of 2006, down $287 thousand as compared with the first quarter of 2005.  Noninterest expense for the first quarter of 2006 was $31.0 million, up $4.0 million as compared with the first quarter of 2005.  Increases in most categories of noninterest expense in the first quarter of 2006 as compared with 2005’s first quarter were attributable principally to the addition of four banking offices from the acquisition of The Oaks Bank on September 30, 2005. The Company added 51 full-time equivalent employees in the past twelve months principally for new office additions and to support growth.  Salaries and employee benefits increased $3.3 million in the first quarter of 2006 as compared with the same period in 2005.  During the first quarter of 2006, the Company added experienced key officers to further implement its growth strategy.  Also, annual officer salary increases and seasonally higher payroll tax expenses contributed to the increased salary and benefits expense for the first quarter of 2006.

At March 31, 2006, Sterling had total assets of $3.7 billion, total loans of $2.8 billion and total deposits of $3.0 billion.  Shareholders’ equity of $340.3 million at March 31, 2006 was 9.08% of total assets.  Book value per common share at period-end was $7.49.

Conference Call

Management will host a conference call for investors and analysts that will be broadcast live via telephone and over the Internet on Wednesday, April 19, 2006 at 11:00 a.m. Eastern Time.  To participate, visit the Investor Relations section of the Company’s web site at www.banksterling.com or call (847) 619-6368.  An audio archive of the call will also be available on the web site beginning Thursday, April 20, 2006.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve risks and uncertainties and are based on beliefs and assumptions of management at the time that this release was prepared.  The Company does not assume any obligation to update the forward-looking statements.  There are several factors, many beyond the Company’s control that could cause results to differ significantly from expectations including the ability to integrate acquisitions and realize expected cost savings and revenue enhancements from acquisitions; adverse changes in the loan portfolio and the resulting credit risk-related losses and expenses; potential inadequacy of the allowance for credit losses; the ability to maintain or improve origination volumes and competitive influences on product pricing.  Additional factors can be found in the Company’s 2005 Annual Report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s web site (www.sec.gov).

About Sterling Bancshares

Sterling Bancshares, Inc., is a Houston-based bank holding company with total assets of $3.7 billion, which operates 40 banking offices in the greater metro areas of Houston, San Antonio, and Dallas, Texas. These cities are the 4th, 8th and 9th largest in the United States, respectively, based on population.  The Company’s common stock is traded through the NASDAQ National Market System under the symbol “SBIB”.

–Tables to follow–

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended

	Mar. 31, 2006	Dec. 31, 2005	Mar. 31, 2005

Profitability
Net Income	$10,032	$11,262	$7,758
Earnings per common share (1)
Basic	$0.22	$0.25	$0.17
Diluted	$0.22	$0.25	$0.17
Return on average common equity (2)	11.96%	13.34%	9.88%
Return on average assets (2)	1.09%	1.20%	0.93%
Net interest margin	4.88%	4.81%	4.59%
Efficiency Ratio:
Consolidated	65.61%	60.13%	64.75%
Sterling Bank	62.79%	57.18%	61.18%
Liquidity and Capital Ratios
Average loans to average deposits	95.93%	96.65%	96.25%
Period-end stockholders’ equity to total assets	9.08%	8.97%	9.14%
Average stockholders’ equity to average assets	9.12%	9.01%	9.41%
Period-end tangible capital to total tangible assets	6.89%	6.76%	7.41%
Tier 1 capital to risk-weighted assets	10.02%	9.99%	11.37%
Total capital to risk-weighted assets	12.29%	12.36%	14.00%
Tier 1 leverage ratio (Tier 1 capital to average assets)	9.30%	9.11%	10.09%
Other Data
Shares used in computing earnings per common share
Basic shares	45,333	45,390	45,131
Diluted shares	45,794	45,898	45,597
End of period common shares outstanding	45,445	45,334	45,217
Book value per common share at period-end
Total	$7.49	$7.38	$6.96
Tangible	$5.54	$5.42	$5.54
Cash dividends paid per common share	$0.07	$0.06	$0.06
Common stock dividend payout ratio	31.58%	24.18%	34.89%
Full-time equivalent employees	1,013	1,014	962
Number of banking offices	40	40	36

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(dollars in thousands)

	Mar. 31, 2006	Dec. 31, 2005	Sep. 30, 2005	Jun. 30, 2005	Mar. 31, 2005

ASSETS
Cash and cash equivalents	$123,013	$147,154	$136,391	$90,679	$103,774
Interest-bearing deposits in financial institutions	99	99	199	199	1,067
Trading assets	16,615	28,515	21,019	15,556	13,639
Available-for-sale securities, at fair value	488,372	495,945	520,381	573,564	554,054
Held-to-maturity securities, at amortized cost	124,346	123,053	114,819	120,656	119,704
Loans held for sale	6,924	8,354	10,779	9,195	10,611
Loans held for investment	2,751,804	2,691,008	2,689,745	2,574,450	2,436,426

Total loans	2,758,728	2,699,362	2,700,524	2,583,645	2,447,037
Allowance for loan losses	(31,116)	(31,230)	(31,227)	(32,209)	(30,760)

Loans, net	2,727,612	2,668,132	2,669,297	2,551,436	2,416,277
Premises and equipment, net	40,108	41,407	38,863	38,299	39,126
Real estate acquired by foreclosure	2,726	460	635	1,472	957
Goodwill	85,026	85,026	84,490	62,480	62,480
Core deposit intangibles, net	3,357	3,551	3,756	1,625	1,727
Accrued interest receivable	15,052	15,358	14,443	13,476	12,759
Other assets	119,252	118,159	125,731	121,991	119,825

TOTAL ASSETS	$3,745,578	$3,726,859	$3,730,024	$3,591,433	$3,445,389

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Deposits:
Noninterest-bearing demand	$1,031,989	$1,045,937	$1,031,366	$928,564	$888,384
Interest-bearing demand	1,083,486	1,017,832	974,629	961,134	995,462
Certificates and other time deposits	844,505	774,374	763,014	715,482	610,017

Total deposits	2,959,980	2,838,143	2,769,009	2,605,180	2,493,863
Short-term borrowings	280,875	392,850	473,050	503,725	476,315
Subordinated debt	45,110	46,238	46,635	47,956	46,027
Junior subordinated debt	82,475	82,475	82,475	82,475	82,475
Accrued interest payable and other liabilities	36,857	32,681	29,675	26,739	31,801

Total liabilities	3,405,297	3,392,387	3,400,844	3,266,075	3,130,481
COMMITMENTS AND CONTINGENCIES	—	—	—	—	—
SHAREHOLDERS’ EQUITY
Common stock	45,695	45,458	45,392	45,283	45,217
Capital surplus	62,163	58,757	57,905	56,973	55,976
Retained earnings	246,036	239,171	230,631	224,667	218,865
Treasury stock	(3,975)	(1,984)	—	—	—
Accumulated other comprehensive loss, net of tax	(9,638)	(6,930)	(4,748)	(1,565)	(5,150)

Total shareholders’ equity	340,281	334,472	329,180	325,358	314,908

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,745,578	$3,726,859	$3,730,024	$3,591,433	$3,445,389

STERLING BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
(dollars in thousands, except for per share data)

	Quarter Ended

	Mar. 31, 2006	Dec. 31, 2005	Sep. 30, 2005	Jun. 30, 2005	Mar. 31, 2005

Interest income:
Loans, including fees	$50,776	$50,052	$45,545	$41,933	$37,991
Securities:
Taxable	6,149	6,032	6,404	6,345	6,155
Non-taxable	587	598	604	612	628
Trading assets	300	425	259	322	312
Federal funds sold	42	75	59	122	37
Deposits in financial institutions	58	54	24	6	9

Total interest income	57,912	57,236	52,895	49,340	45,132

Interest expense:
Demand and savings deposits	3,077	2,753	2,145	1,853	1,774
Certificates and other time deposits	7,134	6,535	5,572	4,669	3,372
Short-term borrowings	4,162	4,245	4,498	3,669	2,690
Subordinated debt	1,055	1,020	950	882	813
Junior subordinated debt	1,792	1,775	1,746	1,722	1,690

Total interest expense	17,220	16,328	14,911	12,795	10,339

Net interest income	40,692	40,908	37,984	36,545	34,793
Provision for credit losses	1,326	3,245	4,565	3,221	3,340

Net interest income after provision for credit losses	39,366	37,663	33,419	33,324	31,453

Noninterest income:
Customer service fees	2,577	2,895	2,840	2,888	2,992
Net gain (loss) on trading assets	(135)	15	34	(11)	109
Net gain (loss) on the sale of securities	—	—	6	(31)	85
Net gain on sale of loans	305	155	626	417	257
Other	3,743	3,494	3,588	3,266	3,334

Total noninterest income	6,490	6,559	7,094	6,529	6,777

Noninterest expense:
Salaries and employee benefits	18,675	15,763	14,794	15,278	15,394
Occupancy expense	3,843	4,164	3,841	3,909	3,642
Technology	1,474	1,520	1,409	1,381	1,214
Professional fees	1,425	1,731	1,870	1,630	1,296
Postage, delivery and supplies	790	901	809	778	750
Marketing	384	502	542	617	645
Core deposit intangibles amortization	195	205	102	102	112
Acquisition costs	—	—	831	—	—
Other	4,172	3,758	3,514	3,779	3,863

Total noninterest expense	30,958	28,544	27,712	27,474	26,916

Income before income taxes	14,898	15,678	12,801	12,379	11,314
Provision for income taxes	4,866	4,416	4,115	3,863	3,556

Net Income	$10,032	$11,262	$8,686	$8,516	$7,758

Earnings per share (1):
Basic	$0.22	$0.25	$0.19	$0.19	$0.17

Diluted	$0.22	$0.25	$0.19	$0.19	$0.17

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Quarter Ended

	Mar. 31, 2006			Dec. 31, 2005

	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate

Interest-Earning Assets:
Loan held for sale	$7,541	$159	8.55%	$10,106	$171	6.71%
Loans held for investment:
Taxable	2,727,432	50,577	7.52%	2,695,650	49,843	7.34%
Non-taxable	2,520	40	6.36%	2,383	38	6.30%
Securities:
Taxable	557,302	6,149	4.47%	558,616	6,032	4.28%
Non-taxable	60,747	587	3.92%	61,631	598	3.85%
Trading assets	18,770	300	6.48%	31,700	425	5.32%
Federal funds sold	4,040	42	4.21%	7,715	75	3.84%
Deposits in financial institutions	5,331	58	4.38%	5,648	54	3.76%

Total interest-earnings assets	3,383,683	57,912	6.94%	3,373,449	57,236	6.73%
Noninterest-earning assets	348,343			344,902

Total Assets	$3,732,026			$3,718,351

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$1,048,948	$3,077	1.19%	$995,652	$2,753	1.10%
Certificates and other time	807,477	7,134	3.58%	772,683	6,535	3.36%
Short-term borrowings	377,349	4,162	4.47%	421,600	4,245	3.99%
Subordinated debt	46,021	1,055	9.30%	46,137	1,020	8.78%
Junior subordinated debt	82,475	1,792	8.81%	82,475	1,775	8.54%

Total interest-bearing liabilities	2,362,270	17,220	2.96%	2,318,547	16,328	2.79%
Noninterest-bearing sources:
Noninterest-bearing liabilities	1,029,576			1,064,799
Shareholders’ equity	340,180			335,005

Total Liabilities and Shareholders’ Equity	$3,732,026			$3,718,351

Net Interest Income & Margin		$40,692	4.88%		$40,908	4.81%

STERLING BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION (Unaudited)
(dollars in thousands)

	Year-to-date

		2006			2005

	Average Balance	Interest	Yield/Rate	Average Balance	Interest	Yield/Rate

Interest-Earning Assets:
Loan held for sale	$7,541	$159	8.55%	$8,150	$146	7.28%
Loans held for investment:
Taxable	2,727,432	50,577	7.52%	2,367,303	37,780	6.47%
Non-taxable	2,520	40	6.36%	3,086	65	8.55%
Securities:
Taxable	557,302	6,149	4.47%	597,949	6,155	4.17%
Non-taxable	60,747	587	3.92%	64,967	628	3.92%
Trading assets	18,770	300	6.48%	27,786	312	4.56%
Federal funds sold	4,040	42	4.21%	6,274	37	2.42%
Deposits in financial institutions	5,331	58	4.38%	1,220	9	3.05%

Total interest-earnings assets	3,383,683	57,912	6.94%	3,076,735	45,132	5.95%
Noninterest-earning assets	348,343			307,945

Total Assets	$3,732,026			$3,384,680

Interest-Bearing Liabilities:
Deposits:
Demand and savings	$1,048,948	$3,077	1.19%	$1,009,359	$1,774	0.71%
Certificates and other time	807,477	7,134	3.58%	591,830	3,372	2.31%
Short-term borrowings	377,349	4,162	4.47%	437,547	2,690	2.49%
Subordinated debt	46,021	1,055	9.30%	47,056	813	7.00%
Junior subordinated debt	82,475	1,792	8.81%	82,475	1,690	8.31%

Total interest-bearing liabilities	2,362,270	17,220	2.96%	2,168,267	10,339	1.93%
Noninterest-bearing sources:
Noninterest-bearing liabilities	1,029,576			898,055
Shareholders’ equity	340,180			318,358

Total Liabilities and Shareholders’ Equity	$3,732,026			$3,384,680

Net Interest Income & Margin		$40,692	4.88%		$34,793	4.59%

STERLING BANCSHARES, INC.
 SELECTED FINANCIAL INFORMATION (Unaudited)
 (dollars in thousands)

	Quarter Ended

	Mar. 31, 2006	Dec. 31, 2005	Sep. 30, 2005	Jun. 30, 2005	Mar. 31, 2005

Condensed Average Balance Sheet
Loans held for sale	$7,541	$10,106	$10,788	$11,448	$8,150
Loans held for investment	2,729,952	2,698,033	2,581,817	2,490,976	2,370,389

Total loans	2,737,493	2,708,139	2,592,605	2,502,424	2,378,539
Available-for-sale securities, at fair value	492,641	504,508	552,219	560,235	547,276
Held-to-maturity securities, at amortized cost	125,408	115,739	118,521	119,463	115,640
Trading assets	18,770	31,700	24,027	28,944	27,786
Other earning assets	9,371	13,363	9,681	17,650	7,494

Total earning assets	3,383,683	3,373,449	3,297,053	3,228,716	3,076,735
Goodwill	85,026	84,506	62,737	62,480	62,480
Core deposit intangibles, net	3,455	3,662	1,590	1,668	1,774
All other noninterest-earning assets	259,862	256,734	242,262	233,371	243,691

Total assets	$3,732,026	$3,718,351	$3,603,642	$3,526,235	$3,384,680

Noninterest-bearing demand	$997,237	$1,033,805	$928,828	$910,448	$870,059
Interest-bearing deposits:
Interest-bearing demand	1,048,948	995,652	948,507	959,832	1,009,359
Jumbo certificates of deposits	490,434	470,255	459,549	425,169	355,212
Regular certificates of deposit	215,951	221,109	217,086	214,676	199,929
Brokered certificates of deposit	101,092	81,319	46,478	41,103	36,689

Total deposits	2,853,662	2,802,140	2,600,448	2,551,228	2,471,248
Short-term borrowings	377,349	421,600	514,155	493,464	437,547
Subordinated debt	46,021	46,137	47,417	46,985	47,056
Junior subordinated debt	82,475	82,475	82,475	82,475	82,475
Accrued interest payable and other liabilities	32,339	30,994	28,012	28,322	27,996

Total liabilities	3,391,846	3,383,346	3,272,507	3,202,474	3,066,322
Total shareholders' equity	340,180	335,005	331,135	323,761	318,358

Total liabilities and shareholders’ equity	$3,732,026	$3,718,351	$3,603,642	$3,526,235	$3,384,680

	Mar. 31, 2006	Dec. 31, 2005	Sep. 30, 2005	Jun. 30, 2005	Mar. 31, 2005

Period-end Loans:
Loans held for sale	$6,924	$8,354	$10,779	$9,195	$10,611
Loans held for investment:
Commercial and industrial	781,073	764,141	776,597	758,209	727,813
Real Estate:
Commercial	1,266,234	1,224,129	1,191,592	1,177,494	1,099,982
Construction and development	455,097	438,569	447,422	392,058	360,869
Residential mortgage	178,493	190,771	195,862	177,977	178,380
Consumer/other	70,907	73,398	78,272	68,712	69,382

Loans held for investment	2,751,804	2,691,008	2,689,745	2,574,450	2,436,426

Total period-end loans	$2,758,728	$2,699,362	$2,700,524	$2,583,645	$2,447,037

Period-End Deposits:
Noninterest-bearing demand	$1,031,989	$1,045,937	$1,031,366	$928,564	$888,384
Interest-bearing demand	1,083,486	1,017,832	974,629	961,134	995,462
Certificates and other time deposits:
Jumbo	522,262	467,672	476,307	451,394	365,405
Regular	219,605	216,585	223,765	221,325	200,481
Brokered	102,638	90,117	62,942	42,763	44,131

Total period-end deposits	$2,959,980	$2,838,143	$2,769,009	$2,605,180	$2,493,863

STERLING BANCSHARES, INC.
 SELECTED FINANCIAL INFORMATION (Unaudited)
 (dollars in thousands)

	Quarter Ended

	Mar. 31, 2006	Dec. 31, 2005	Sep. 30, 2005	Jun. 30, 2005	Mar. 31, 2005

Allowance For Credit Losses
Allowance for loan losses at beginning of period	$31,230	$31,227	$32,209	$30,760	$29,406
Charge-offs:
Commercial, financial and industrial	1,028	2,998	6,192	1,881	1,339
Real estate, mortgage and construction	1,005	29	163	1,065	511
Consumer	113	364	333	323	515

Total charge-offs	2,146	3,391	6,688	3,269	2,365

Recoveries:
Commercial, financial and industrial	385	319	420	721	313
Real estate, mortgage and construction	3	4	97	605	5
Consumer	120	38	78	83	69

Total Recoveries	508	361	595	1,409	387

Net charge-offs	1,638	3,030	6,093	1,860	1,978
Allowance for credit losses associated with acquired institutions	—	—	761	—	—
Provision for loan losses	1,524	3,033	4,350	3,309	3,332

Allowance for loan losses at end of period	$31,116	$31,230	$31,227	$32,209	$30,760

Reserve for unfunded loan commitments at beginning of period	1,173	961	746	834	826
Provision for losses on unfunded loan commitments	(198)	212	215	(88)	8

Reserve for unfunded loan commitments at end of period	975	1,173	961	746	834

Total allowance for credit losses	$32,091	$32,403	$32,188	$32,955	$31,594

Nonperforming Assets
Nonperforming loans:
Nonaccrual	$19,220	$21,841	$24,113	$18,450	$17,860
Restructured	—	—	49	51	—
Real estate acquired by foreclosure	2,726	460	635	1,472	957
Other repossessed assets	418	137	331	232	226

Total nonperforming assets	$22,364	$22,438	$25,128	$20,205	$19,043

Potential problem loans	$47,517	$58,011	$62,356	$58,817	$58,257

Accruing loans past due 90 days or more	$3,254	$162	$403	$1,629	$1,910

Ratios
Period-end allowance for credit losses to period-end loans	1.16%	1.20%	1.19%	1.28%	1.29%
Period-end allowance for loan losses to period-end loans	1.13%	1.16%	1.16%	1.25%	1.26%
Period-end allowance for loan losses to nonperforming loans	161.90%	142.99%	129.24%	174.09%	172.23%
Nonperforming assets to period-end loans and foreclosed assets	0.81%	0.83%	0.93%	0.78%	0.78%
Nonperforming loans to period-end loans	0.70%	0.81%	0.89%	0.72%	0.73%
Nonperforming assets to period-end assets	0.60%	0.60%	0.67%	0.56%	0.55%
Net charge-offs to average loans (2)	0.24%	0.44%	0.93%	0.30%	0.34%

STERLING BANCSHARES, INC.
 FOOTNOTES TO EARNINGS RELEASE

(1)

Earnings per share in each quarter is computed individually using the weighted-average number of shares outstanding during that quarter while earnings per share for the full period is computed using the weighted-average number of shares outstanding during the year. Thus, the sum for the quarters does not necessarily equal the full period earnings per share.

(2)	Interim periods annualized.